                                                                   EXHIBIT 10.69

                                 PARENT GUARANTY

     This COMPANY GUARANTY is entered into as of January 31, 2003, by LEVI STRAUSS & CO. (the "Guarantor"), in favor of and for the benefit of CITICORP NORTH AMERICA, INC., as Administrative Agent for and representative of (in such capacity herein called "Guarantied Party") the Selected Revolving Lenders (as hereinafter defined).

                                    RECITALS.

     A. Levi Strauss & Co., a Delaware corporation (the "Guarantor"), has entered into that certain Credit Agreement dated as of January 31, 2003 by and among the Guarantor, the several financial institutions (the "Lenders") from time to time party thereto, the several financial institutions party thereto as L/C Issuers, the several financial institutions party thereto as Joint Lead Arrangers and Joint Book Managers, the financial institutions party thereto as Co-Syndication Agents, the financial institution party thereto as Documentation Agent and Citicorp North America, Inc., as Swing Line Lender and Administrative Agent for the Lenders (said Credit Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement"; the terms defined therein and not otherwise defined herein being used herein as therein defined).

     B. The Guarantor and certain of its Subsidiaries (each, a "Subsidiary" and, collectively, the "Subsidiaries") may from time to time enter, or may from time to time have entered, into one or more arrangements for Selected Revolving Lender Cash Management Services in accordance with the terms of the Credit Agreement, and it is desired that the obligations of the Guarantor and such Subsidiaries arising in connection with such Selected Revolving Lender Cash Management Services be guarantied hereunder until the payment in full of all Obligations under the Credit Agreement and the other Loan Documents, the cancellation or expiration of all Letters of Credit and the termination of the Commitments.

     C. Guarantied Party and Selected Revolving Lenders are sometimes referred to herein as "Beneficiaries".

     D. The Guarantied Obligations (as hereinafter defined) are being incurred for and will inure to the benefit of Guarantor (which benefits are hereby acknowledged).

     E. It is a condition precedent to the making of the initial Loans under the Credit Agreement that the Subsidiaries' obligations in connection with the Selected Revolving Lender Cash Management Services be guarantied by Guarantor.

     F. Guarantor is willing irrevocably and unconditionally to guaranty such obligations.

     NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Guarantied Party to enter into the Credit Agreement and to induce the Selected Revolving Lenders to provide the Selected Revolving Lender Cash Management Services, the Guarantor hereby agrees as follows:

                                        1                        Parent Guaranty

          1. Guaranty. Guarantor irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations (as hereinafter defined) when the same shall become due, whether at stated maturity, by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)). The term "Guarantied Obligations" means any and all obligations of the Subsidiaries, now or hereafter incurred and however arising in connection with the Selected Revolving Lender Cash Management Services.

     Any interest on any portion of the Guarantied Obligations that accrues after the commencement of any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of any Subsidiary (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceeding had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Guarantied Party that the Guarantied Obligations should be determined without regard to any rule of law or order that may relieve any Subsidiary of any portion of such Guarantied Obligations.

     In the event that all or any portion of the Guarantied Obligations is paid by any Subsidiary, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) is rescinded or recovered directly or indirectly from Guarantied Party or any other Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments that are so rescinded or recovered shall constitute Guarantied Obligations.

     Subject to the other provisions of this Section 1, upon the failure of any Subsidiary to pay any of the Guarantied Obligations when and as the same shall become due, Guarantor will upon demand pay, or cause to be paid, in cash, to Guarantied Party for the ratable benefit of Beneficiaries, an amount equal to the aggregate of the unpaid Guarantied Obligations.

          2. Guaranty Absolute; Continuing Guaranty. The obligations of Guarantor hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees that: (a) this Guaranty is a guaranty of payment when due and not of collectibility; (b) Guarantied Party may enforce this Guaranty upon the occurrence of any defaults with respect to the Selected Revolving Lender Cash Management Services notwithstanding the existence of any dispute between a Subsidiary and any Beneficiary with respect to the existence of such default; (c) the obligations of Guarantor hereunder are independent of the obligations of the Subsidiaries in connection with the Selected Revolving Lender Cash Management Services and the obligations of any other guarantor of the obligations of the Subsidiaries under the Selected Revolving Lender Cash Management Services and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against any Subsidiary or any of such other guarantors and whether or not any Subsidiary is joined in any such action or actions; and (d) Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge

                                        2                        Parent Guaranty

Guarantor's liability for any portion of the Guarantied Obligations that has not been paid. This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns, and Guarantor irrevocably waives any right (including without limitation any such right arising under California Civil Code Section 2815) to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

          3. Actions by Beneficiaries. Any Beneficiary may from time to time, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any limitation, impairment or discharge of Guarantor's liability hereunder, (a) renew, extend, accelerate or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (b) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations, (c) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations, (d) release, exchange, compromise, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations, (e) enforce and apply any security now or hereafter held by or for the benefit of any Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that Guarantied Party or the other Beneficiaries, or any of them, may have against any such security, as Guarantied Party in its discretion may determine consistent with the Selected Revolving Lender Cash Management Services and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and (f) exercise any other rights available to Guarantied Party or the other Beneficiaries, or any of them, in connection with the Selected Revolving Lender Cash Management Services.

          4. No Discharge. This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any limitation, impairment or discharge for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (a) any failure to assert or enforce or agreement not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations, (b) any waiver or modification of, or any consent to departure from, any of the terms or provisions governing the Selected Revolving Lender Cash Management Services or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations, (c) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect, (d) the application of payments received from any source to the payment of indebtedness other than the Guarantied Obligations, even though Guarantied Party or the other Beneficiaries, or any of them, might have elected to apply such payment to any part or all of the Guarantied Obligations, (e) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations, (f) any defenses, set-offs or counterclaims which any Subsidiary may assert against Guarantied Party or

                                        3                        Parent Guaranty

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any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, and (g) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

          5. Waivers. Guarantor waives, for the benefit of Beneficiaries: (a) any right to require Guarantied Party or the other Beneficiaries, as a condition of payment or performance by Guarantor, to (i) proceed against any Subsidiary, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from any Subsidiary, any other guarantor of the Guarantied Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of any Subsidiary or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any Subsidiary including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any Subsidiary from any cause other than payment in full of the Guarantied Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon Guarantied Party's or any other Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior that amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, that are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof,
(iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of defaults in connection with the Selected Revolving Lender Cash Management Services or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to any Subsidiary and notices of any of the matters referred to in Sections 3 and 4 and any right to consent to any thereof; and (g) to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

     As used in this paragraph, any reference to "the principal" includes the Subsidiaries, and any reference to "the creditor" includes Guarantied Party and each other Beneficiary. In accordance with Section 2856 of the California Civil Code Guarantor waives any and all rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code, including without limitation any and all rights or defenses Guarantor or any other guarantor of the Guarantied Obligations may have because the Guarantied Obligations are secured by real property. This means, among other things: (1) the creditor may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by the principal; and (2) if the creditor forecloses on any real property collateral pledged by the

                                        4                        Parent Guaranty

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principal: (A) the amount of the Guarantied Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the creditor may collect from Guarantor even if the creditor, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from the principal. This is an unconditional and irrevocable waiver of any right and defenses Guarantor may have because the Guarantied Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. Guarantor also waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guarantied Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guarantied Obligations, has destroyed Guarantor's rights of contribution against such other guarantor. No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph. As provided below, this Guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of New York, without regard to conflicts of laws principles. This paragraph is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guarantied Obligations.

          6. Guarantor's Rights of Subrogation, Contribution, Etc.; Subordination of Other Obligations. Guarantor waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against any Subsidiary or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute (including under California Civil Code ss.2847, 2848, or 2849) under common law or otherwise and including (a) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against any Subsidiary, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against any Subsidiary, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guarantied Obligations shall have been paid in full or terminated, Guarantor shall withhold exercise of any right of contribution Guarantor may have against any other guarantor of any of the Guarantied Obligations. Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against any Subsidiary or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights Guarantied Party or the other Beneficiaries may have against any Subsidiary, to all right, title and interest Guarantied Party or the other Beneficiaries may have in any such collateral or security, and to any right Guarantied Party or the other Beneficiaries may have against such other guarantor.

                                        5                        Parent Guaranty

     Any indebtedness of any Subsidiary now or hereafter held by Guarantor is subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of any Subsidiary to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing, and any amount paid to Guarantor on account of any subrogation, reimbursement, indemnification or contribution rights referred to in the preceding paragraph when all Guarantied Obligations have not been paid in full, shall be held in trust for Guarantied Party on behalf of Beneficiaries and shall forthwith be paid over to Guarantied Party for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations.

          7. Expenses. Guarantor agrees to pay or reimburse Guarantied Party and each Beneficiary for all costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights or remedies under this Guaranty, including all Attorney Costs.

          8. Financial Condition of Subsidiaries. No Beneficiary shall have any obligation, and Guarantor waives any duty on the part of any Beneficiary, to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of any Subsidiary or any matter or fact relating to the business, operations or condition of any Subsidiary. Guarantor has adequate means to obtain information from the Subsidiaries on a continuing basis concerning the financial condition of all such Subsidiaries and their ability to perform their obligations in connection with the Selected Revolving Lender Cash Management Services, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Subsidiaries and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations.

          9. Set Off. In addition to any other rights any Beneficiary may have under law or in equity, if any amount shall at any time be due and owing by Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidence by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to Guarantor and any other property of Guarantor held by a Beneficiary to or for the credit or the account of Guarantor against and on account of the Guarantied Obligations and liabilities of Guarantor to any Beneficiary under this Guaranty.

          10. Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Guarantied Party and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          11. Miscellaneous. It is not necessary for Beneficiaries to inquire into the capacity or powers of Guarantor or any Subsidiary or the officers, directors or any agents acting or purporting to act on behalf of any of them.

                                        6                        Parent Guaranty

     The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or under the terms or provisions of the Selected Revolving Lender Cash Management Services or any agreement between Guarantor and one or more Beneficiaries or between any Subsidiary and one or more Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

     If any provision of this Guaranty is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

     The rules of construction set forth in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Agreement mutatis mutandis.

     This Guaranty shall inure to the benefit of the Beneficiaries and their respective successors and assigns.

     ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR, THE GUARANTIED PARTY AND EACH BENEFICIARY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE GUARANTOR, THE GUARANTIED PARTY AND EACH BENEFICIARY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY. THE GUARANTOR, THE GUARANTIED PARTY AND EACH BENEFICIARY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

     EACH PARTY TO THIS GUARANTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THE GUARANTY OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO, IN EACH

                                        7                        Parent Guaranty

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CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT
OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS GUARANTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     If, for the purposes of obtaining judgment in any court, it is necessary to convert Original Currency into Other Currency, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which in accordance with normal banking procedures, the Guarantied Party or a Beneficiary could purchase the Original Currency with such Other Currency in New York, New York on the Business Day immediately preceding the day on which any such judgment, or any relevant part thereof, is given. The obligations of the Guarantor in respect of any sum due from it to the Guarantied Party or any Beneficiary hereunder shall, notwithstanding any judgment in such Other Currency, be discharged only to the extent that on the Business Day following receipt by such Guarantied Party or Beneficiary of any sum adjudged to be so due in such Other Currency such Guarantied Party or Beneficiary may in accordance with normal banking procedures purchase the Original Currency with such Other Currency; if the Original Currency so purchased is less than the sum originally due such Guarantied Party or Beneficiary in the Original Currency, the Guarantor agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Guarantied Party or Beneficiary against such loss, and if the Original Currency so purchased exceeds the sum originally due to such Guarantied Party or Beneficiary in the Original Currency, such Guarantied Party or Beneficiary shall remit such excess to such Guarantor.

          12. Counterparts; Effectiveness. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Guaranty shall become effective as to the Guarantor upon the execution hereof by the Guarantor. Any counterpart of this Guaranty may be transmitted and/or signed by facsimile. The effectiveness of such counterpart and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on the Guarantor. The Guarantied Party may also require that any such counterpart and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile counterpart or signature.

          13. The Guarantied Party as Agent.

          (a) The Guarantied Party has been appointed to act as Guarantied Party hereunder by the Selected Revolving Lenders. The Guarantied Party shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights and to take or refrain from taking any action, solely in accordance with

                                        8                        Parent Guaranty
this Guaranty, the Credit Agreement and the Selected Revolving Lender Cash Management Services.

          (b) The Guarantied Party shall at all times be the same Person that is the Administrative Agent under the Credit Agreement. Written notice of resignation by the Administrative Agent pursuant to Section 9.09 of the Credit Agreement shall also constitute notice of resignation as Guarantied Party under this Guaranty; and appointment of a successor administrative agent pursuant to
Section 9.09 of the Credit Agreement shall also constitute appointment of a successor Guarantied Party under this Guaranty. Upon the acceptance of any appointment as administrative agent under Section 9.09 of the Credit Agreement by a successor administrative agent, that successor administrative agent shall thereupon succeed to become vested with all the rights, powers, privileges and duties of the retiring Guarantied Party under this Guaranty, and the retiring Guarantied Party under this Guaranty shall promptly (i) transfer to such successor Guarantied Party all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Guarantied Party under this Guaranty and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Guarantied Party of the rights created hereunder, whereupon such retiring Guarantied Party shall be discharged from its duties and obligations under this Guaranty. After any retiring Guarantied Party's resignation hereunder as Guarantied Party, the provisions of this Guaranty shall inure to its benefits as to any actions taken or omitted to be taken by it under this Guaranty while it was the Guarantied Party hereunder.

        [The remainder of this page has been intentionally left blank.]

                                        9                        Parent Guaranty

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     IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.

                                          LEVI STRAUSS & CO.

                                          By:___________________________________
                                          Name:  Joseph M. Maurer
                                          Title: Vice President and Treasurer

                                          Address:  Levi's Plaza
                                                    1155 Battery Street
                                                    San Francisco, CA  94111

                                       S-1                       Parent Guaranty

ACKNOWLEDGED AND FOR PURPOSES OF
THE WAIVER OF JURY TRIAL SET FORTH
IN SECTION 14 HEREOF ONLY, AGREED AS
OF THE DATE FIRST WRITTEN ABOVE

CITICORP NORTH AMERICA, INC.,
as Administrative Agent as Guarantied Party

By: _______________________________
Name: Robert Chen
Title: Vice President

                                       S-2                       Parent Guaranty